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                                                            EXHIBIT 10(z)

                           FORBEARANCE AGREEMENT

     In connection with the $5,000,000 public offering by Credit Concepts, Inc. of its Investment Certificates, I hereby confirm my agreement not to demand payment of any of the promissory notes of Credit Concepts, Inc. that I presently hold until on or after December 31, 2000.


                                              Ted W. Palmer
                                        ------------------------------
                                             (Name - Please Print)


                                              /s/ Ted W. Palmer
                                        ------------------------------
                                             (Signature)

Dated: March 24, 1999